UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2024

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
65 Fairchild Street, Charleston, South Carolina 29492
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 Par Value	BLKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
As previously disclosed, Blackbaud, Inc. (the "Company") is a defendant in putative consumer class action cases in U.S. federal courts, which have been consolidated under multi district litigation to a single federal court, the United States District Court for the District of South Carolina Columbia Division (the "Court") (Case No.:3:20-mn-02972-JFA) alleging harm from a 2020 security incident in which a cybercriminal removed a copy of a subset of data from the Company’s self-housed environment (the “Security Incident”). The plaintiffs in this case, who purport to represent various classes of individual constituents of the Company's customers, generally claim to have been harmed by alleged actions and/or omissions by the Company in connection with the Security Incident and assert a variety of common law and statutory claims seeking monetary damages, injunctive relief, costs and attorneys’ fees and other related relief.
On May 14, 2024, the Court issued a memorandum opinion and order (1) denying the multi district litigation plaintiffs' motion for class certification because of the plaintiffs' failure to meet their burden of proof as to ascertainability, (2) granting the Company's motion to exclude the multi district litigation plaintiffs' expert on the issue of ascertainability, and (3) denying the multi district litigation plaintiffs' motion to exclude the Company's expert on the issue of ascertainability. Further, the Court denied as moot all other pending motions. The Court’s determination as to these motions is subject to potential appeal to the Fourth Circuit Court of Appeals (the "Fourth Circuit"), and this litigation remains ongoing without regard to whether any such appeal is sought by the plaintiffs or granted by the Fourth Circuit.
For additional information regarding the Company's customer constituent class actions or other matters related to the Security Incident, see the Company's most recently filed Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 1, 2024.
The information set forth in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	May 16, 2024	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)